UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2007

Commission File Number:     333-62526

COMMONWEALTH INCOME & GROWTH FUND IV
(Exact name of registrant as specified in its charter)

Pennsylvania	23-3080409
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Brandywine One, Suite 200, 2 Christy Drive
Chadds Ford, Pennsylvania  19341
(Address, including zip code, of principal executive offices)

(610) 594-9600
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Other Events.

Katrina M. Mason, Senior Vice President of Commonwealth Capital Corp. and President of Commonwealth Capital Securities Corp., tendered her resignation to the Commonwealth organization. Ms. Mason, while expressing her thanks and fondness for Commonwealth, has decided to embark on the new adventure of motherhood, and to devote all of her time to her family. In a statement to the company, Ms. Mason said: “Just as Commonwealth has evolved into a wonderful organization, I must too evolve and am looking forward to my new adventure – motherhood. As I embark on the next stage of my life, I know Commonwealth will continue to grow and offer the best programs possible for the investment community.”

Effective June 14, 2007, Ms. Mason has resigned the positions she held with affiliates of the registrant, including her position as a director of Commonwealth Capital Corp., the parent of the general partner.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMONWEALTH INCOME & GROWTH FUND IV

	BY:	COMMONWEALTH INCOME & GROWTH FUND, INC., its General Partner

		By:	/s/ Lynn A. Franceschina
Date: June 20, 2007			Lynn A. Franceschina
Executive Vice President